UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 20, 2001



                                   Frefax Inc.
               (Exact name of issuer as specified in its charter)





Florida                                000-29915                     650786722
 (State or other jurisdiction         Commission                   IRS Employer
  of incorporation                  File Number No.           IdentificationNo.)





                1255 Peel Street, Montreal, Quebec H3B 2T9 CANADA
               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (514) 398-0515

Item 1.   Changes in Control of Registrant.

NOT APPLICABLE


Item 2.   Acquisition or Disposition of Assets.

NOT APPLICABLE


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE


Item 4.   Change in Registrant's Certifying Accountants

On December 17, 2001, Frefax Inc. informed its auditors Massella Rubenstein LLP, of Jericho, New York, that following the merger between Frefax Inc. (FFAX) and China Xin Network Inc.(CXN), the auditors of the company have been changed to Fine & Associates, Montreal, Quebec, Canada..

There are no disagreements with Massella Rubenstein LLP.


Item 5.   Other Events and Regulation FD Disclosure.

NOT APPLICABLE


Item 6.   Resignations of Registrant's Directors.

NOT APPLICABLE

Item 7.   Financial Statements and Exhibits.

Exhibit: 1- Letter From  China Xin Network Inc. to Massella Rubenstein LLP
         2- Letter From Massella Rubenstein to Frefax
         3- Letter From Massella Rubenstein to SEC



Item 8.   Change in Fiscal Year.

NOT APPLICABLE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FreFax Inc.
                                  (Registrant)


Date: December 20, 2001             By: /s/ Jean-Francois Amyot
                                        -----------------------
                                        Name: Jean-Francois Amyot,
                                        Title:   CEO & Chairman